                                                                    EXHIBIT 99.3

YOU, A STOCKHOLDER OF GSB FINANCIAL CORPORATION, SHOULD COMPLETE AND RETURN THIS ELECTION FORM ALONG WITH YOUR GSB STOCK CERTIFICATES BEFORE THE COMMENCEMENT OF THE GSB SPECIAL MEETING TO APPROVE THE MERGER AGREEMENT WITH BERKSHIRE BANCORP INC. IF YOU DO NOT DO SO AND WE COMPLETE THE MERGER, YOU WILL LOSE YOUR RIGHT TO CHOOSE WHETHER TO RECEIVE CASH OR STOCK IN EXCHANGE FOR YOUR STOCK OF GSB. YOU MUST COMPLETE ALL SECTIONS OF THIS ELECTION FORM THAT APPLY TO YOU.

                            GSB FINANCIAL CORPORATION
                             ONE SOUTH CHURCH STREET
                             GOSHEN, NEW YORK 10924


                                  ELECTION FORM

[NAME AND ADDRESS LABEL]

Dear GSB Stockholder:

         You currently hold shares of GSB common stock. On ________, 2000, the stockholders of GSB will hold a stockholders' meeting to vote on an agreement with Berkshire Bancorp Inc. to merge GSB and Berkshire Bancorp. If the stockholders approve that agreement, and if other conditions described in that agreement are met, GSB and Berkshire will merge. Each share of your GSB common stock will then be exchanged, at your election, into:

              0.6027 shares of Berkshire's common stock; or

              $20.75 in cash.

         Please carefully read the accompanying joint proxy statement/prospectus dated __________. You have the right to elect to receive Berkshire's common stock or cash, or some of each, for your shares of GSB common stock. HOWEVER, EVEN IF YOU MAKE AN ELECTION ON THIS FORM, YOU MAY NOT RECEIVE WHAT YOU ELECT. Not less than 50.1% nor more than 60% of the outstanding GSB common stock will be exchanged for Berkshire common stock and not more than 49.9% of the outstanding GSB common stock will be converted into the right to receive cash. Therefore, we may have to allocate stock and cash among our stockholders in a manner different from their elections. The joint proxy statement/prospectus describes in detail on pages _____ through _____ how the election and allocation procedures will work. Please read those pages carefully.

         YOU SHOULD SEND THIS FORM, ALONG WITH YOUR STOCK CERTIFICATES, A GUARANTEE OF DELIVERY FOR THE SHARES COVERED BY THIS FORM OR A COMPLETED LOST CERTIFICATE AFFIDAVIT TO: AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "EXCHANGE AGENT") AT (1) [ADDRESS, TELEPHONE NUMBER] OR (2) THE GSB SPECIAL MEETING.

         If we do not complete the merger for any reason, this form will be void and certificates for shares of GSB common stock delivered to the Exchange Agent will be promptly returned.

         Please read carefully the accompanying general instructions and the joint proxy statement/prospectus. The Exchange Agent must receive this form no later than the commencement of the GSB special meeting. All questions about this Election Form should be directed to [____________].



                               Very truly yours,


                               Stephen W. Dederick
                               Senior Vice President and Chief Financial
                               Officer
                               GSB Financial Corporation

                              GENERAL INSTRUCTIONS

YOU MUST COMPLETE SECTION 1. SECTION 1 PROVIDES AN EXPLANATION OF WHETHER YOU MUST ALSO COMPLETE SECTION 2 OR SECTION 3.

         1. TIME IN WHICH TO ELECT. To be effective, a completed election form and your GSB common stock certificates, a guarantee of delivery for the shares covered by this election form or a completed lost certificate affidavit, must be received by the Exchange Agent at (a) the address set forth on page [ ] or (b) the GSB special meeting, no later than the commencement of the GSB special meeting (the "Election Deadline").

         2. REVOCATION OF ELECTION. You may revoke your election by written notice to the Exchange Agent or by submitting a later-dated election form prior to the Election Deadline. You may submit a new election form at any time before the Election Deadline. If the merger agreement is terminated, all election forms will automatically be void and the stock certificates tendered will be promptly returned to you.

         3. METHOD OF DELIVERY. The method of delivery of all documents is at your choice and risk. If you choose to return your materials by mail, we suggest you send them by registered mail, return receipt requested, properly insured, using the enclosed envelope.

         4. SIGNATURES. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of GSB common stock described on this form have been assigned by the registered holder(s), in which event this form should be signed in exactly the same form as the name of the last transferee. You must sign the election form at least two times - once beneath the election table which shows your election, and once beneath the "Substitute W-9 Certification".

         If this form is signed by a person or persons other than the registered holder(s) of the certificates, the certificates must be endorsed or accompanied by appropriate stock powers, each of which must be signed exactly as the name(s) of the registered owner(s) appears on the certificates, or exactly in the name of any intervening transferee, if applicable.

         If this form or any stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact, or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity.

         5. NEW CERTIFICATES AND CHECKS IN SAME NAME. Checks and stock certificates which the Exchange Agent issues in exchange for GSB common stock will be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing the shares of GSB common stock submitted with this form, unless the "Special Payment Instructions" box in
Section 1 is completed.

         6. GUARANTEE OF SIGNATURE. No signature guarantee is required on this form if it is signed by the registered holder(s) of the shares of GSB common stock surrendered under this form, and all shares of Berkshire common stock and any check are to be issued and payable to the registered holder(s) without any change or correction in the name or address of the registered holder(s). In all other cases, all signatures on this form must be guaranteed by a member firm of a registered national securities exchange or of the NASD, Inc., a commercial bank or trust company in the United States, or by another member of a signature guaranty medallion program. A guaranty by a notary public IS NOT acceptable.

         All questions or disputes regarding this form or how it should be interpreted will be determined by the Exchange Agent, which determination shall be conclusive and binding.

         7. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Please be sure to review the "Substitute W-9 Certification" which appears beneath the signature lines on page [ ] of Section 1. If you insert a correct taxpayer identification number (social security number) and the IRS has not notified you that you are subject to backup withholding, you should check the appropriate box and sign the Substitute W-9 Certification. If you do not have a taxpayer identification number (social security number) or if the IRS has notified you that you are subject to backup withholding, or if you are an exempt recipient such as certain foreign persons, you must complete Section 3. In some cases, any payments made to you may be subject to backup withholding of 31%.

         8. TRANSFER TAXES. If you complete the "Special Payment Instructions" box in Section 1, you must pay the Exchange Agent any and all required transfer or other taxes or must establish that such tax has been paid or is not applicable.

         9. WAIVER OF EXERCISE OF APPRAISAL RIGHTS. By delivery of this form to the Exchange Agent, a GSB stockholder forever waives his/her/its right to dissent from the merger under applicable Delaware law and withdraws all notices or demands for the appraisal of the stockholder's shares of GSB common stock under Delaware law.

SECTION 1 - ELECTION INFORMATION, SUBSTITUTE W-9 CERTIFICATION AND TRANSMITTAL INFORMATION/INSTRUCTIONS

                              ELECTION INFORMATION

         Below, you will identify the shares that you own as the registered holder and you will tell us the consideration you want to receive if we complete the merger.

         Please list each stock certificate on a separate line.

           In the column entitled "Name(s) and Address(es) of Registered Holder(s)," print the name(s) and address(es) of the registered holder(s). The Registered Holder is the person or entity whose name appears on the certificate.

           In the column entitled "Certificate Number," insert the stock certificate number for each stock certificate you hold. If any stock certificate has been lost, stolen or destroyed, please write "Certificate Missing" in the "Certificate Number" column and complete
         Section 2.

           In the column entitled "Number of Shares Represented By Certificate," insert the number of shares represented by the corresponding stock certificate. At the bottom of that column, please insert the total number of shares of GSB common stock you own.

         ELECTION. Choose the consideration you would like to receive by inserting the number of shares of GSB common stock you would like to exchange for Berkshire common stock and the number of shares of GSB common stock you would like to exchange for cash in the appropriate column. You may elect to receive all cash, all stock, or a combination of stock and cash. The sum of your elections must be equal to the total number of shares of GSB common stock you hold. If you want all of you shares converted into either cash or stock, you may write "ALL" in the appropriate space.

         As explained in the accompanying joint proxy statement/prospectus, the total merger consideration for all shares of GSB common stock is subject to allocation procedures. IF ALLOCATIONS ARE MADE, YOU MAY NOT RECEIVE THE EXACT CONSIDERATION YOU SPECIFY IN YOUR ELECTION.

MAKE YOUR ELECTION AND SIGN BELOW:

-----------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                NUMBER OF      SHARES TO
                                                                 SHARES        CONVERT INTO    NUMBER OF
                                               CERTIFICATE     REPRESENTED      BERKSHIRE      SHARES TO
    NAME(S) AND ADDRESS(ES) OF REGISTERED        NUMBER *          BY            COMMON       CONVERT INTO
                 OWNER(S)                     (IF AVAILABLE)   CERTIFICATE       STOCK           CASH
    -------------------------------------      -------------   -----------    ------------   --------------
---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------

---------------------------------------------- -------------- -------------- --------------- --------------
                                  Total Shares:


         If any of your stock certificate(s) have been lost, stolen or destroyed, you must complete Section 2.

         Check here if your shares of GSB common stock are being delivered pursuant to a notice of guarantee of delivery. If so, fill in the following information and fill in the required information under Transmittal Information/Instructions:

Name of Registered Holder(s): __________________________________________________

Window Ticket Number (if any): _________________________________________________

To American Stock Transfer & Trust Company, Exchange Agent:

         I/we submit the stock certificates shown on this election form to American Stock Transfer & Trust Company, the Exchange Agent, or its replacement or successor, and instructs the Exchange Agent to deliver to me/us, shares of Berkshire common stock or cash as shown on this election form. THE ELECTION MAY BE ADJUSTED UNDER THE TERMS OF THE MERGER AGREEMENT.

         By delivery of this election form, the undersigned forever waives any and all rights of appraisal under Delaware law and withdraws all demands for appraisal of the fair value of the shares of GSB common stock shown on this election form.

         The undersigned represents and warrants that the undersigned has full power and authority to surrender the stock certificate(s) surrendered or covered by a guarantee of delivery, free and clear of all liens, claims, and encumbrances. The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Exchange Agent or Berkshire to be appropriate or necessary to complete the sale, assignment, or transfer of the shares of GSB common stock. All authority conferred or agreed to be conferred in this election form shall be binding upon the successors, assigns, heirs, executors, administrators, and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

SIGN HERE: By signing this form, you acknowledge that you have received the joint proxy statement/prospectus of Berkshire Bancorp, Inc. and GSB Financial Corporation dated __________________, 2000.


-------------------------                   -------------------------
Signature of owner(s)                       Signature of owner(s)

-------------------------                   -------------------------
Print Name of owner(s)                      Print Name of owner(s)

-------------------------                   -------------------------


Social Security or other Tax ID Number      Social Security or other Tax ID Number


Address:                            Address:

-----------------------------       -----------------------------

-----------------------------       -----------------------------

-----------------------------       -----------------------------


Date: ___________________, 2000     Date: ___________________, 2000


                          SUBSTITUTE W-9 CERTIFICATION

I/we certify that:

[ ] (1) the Social Security or Tax ID number(s) shown above on this form is/are my/our correct Taxpayer Identification Number and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding

[ ] I do not have a Social Security or Tax ID Number, I am an exempt recipient, or I am subject to backup withholding. If you check this box, be sure to complete Section 3 below.

IMPORTANT WARNING TO ALL GSB STOCKHOLDERS: If you do not provide the Exchange Agent with the correct Taxpayer Identification Number (Social Security Number) or an adequate basis for exemption, you may have to pay a $50 penalty and backup withholding at a rate of 31% on any payments to be made to you if we complete the merger.

SIGN HERE:

-------------------------                   -------------------------
Signature of owner(s)                       Signature of owner(s)

-------------------------                   -------------------------
Print Name of owner(s)                      Print Name of owner(s)

                      TRANSMITTAL INFORMATION/INSTRUCTIONS

         Below, you will tell us about any special delivery or payment instructions. All Berkshire stock certificates and cash that you are entitled to receive will be issued or made payable to the same name shown on your GSB stock certificate and will be mailed to you at the address set forth below the signatures lines on page [ ] of Section 1 hereof, unless you follow the special instructions below. If you are covered by one of the conditions described in paragraphs A through D, please follow the appropriate instructions.

         A. MISSING STOCK CERTIFICATES. If you have lost any or all of the stock certificates, you must complete this election form, sign it, and sending it to the Exchange Agent together with any stock certificates you do have. You must also complete the affidavit in Section 2 for all missing certificates.

         B. CASH OR BERKSHIRE STOCK CERTIFICATES TO BE PAID OR ISSUED TO SOMEONE ELSE. If you want the Berkshire common stock certificates being issued to you to be registered, or if you want the cash being paid to you to be payable, to someone other than the registered owner of your GSB stock certificate, then you must complete and sign the "Special Payment Instructions" box below. See General Instruction 8 for information about your responsibility for transfer taxes.

         C. YOU WANT US TO SEND YOUR STOCK CERTIFICATES OR CASH TO SOMEONE ELSE. If you want the Berkshire common stock certificates or the cash being issued or paid to you to be registered or payable to you, but sent to someone else, you must complete and sign the "Special Delivery Instructions" box below.

         D. SOMEONE ELSE WILL DELIVER YOUR STOCK CERTIFICATES TO THE EXCHANGE AGENT. If your GSB stock certificates can not be delivered to the Exchange Agent before the GSB special meeting (the "Election Deadline"), your election will be valid if your election form is received by the Election Deadline along with a guarantee of delivery by an eligible institution. Your stock certificates must then be received by the Exchange Agent by 12:00 noon, eastern standard time, on the third trading day after the Election Deadline.

         The Exchange Agent will issue you a single check and/or a single Berkshire common stock certificate unless you provide explicit instructions to the Exchange Agent to do otherwise.

         SPECIAL PAYMENT INSTRUCTIONS

         Complete this section ONLY if you want the Berkshire common stock certificates being issued to you, and the cash being paid to you to be payable, to someone other than the registered owner of your GSB common stock certificates.

         Register my shares of Berkshire's common stock and make payment to the following:

Name: _________________________________________________________________________
                             (Please type or print)

Address: ______________________________________________________________________

         ______________________________________________________________________
                               (include zip code)


         SPECIAL DELIVERY INSTRUCTIONS

Complete this section ONLY if you want the Berkshire common stock certificates and the cash being issued or paid to you to be registered or payable to you but sent to someone else.

Mail or deliver my shares of Berkshire common stock and send payment to the following:

Name: _________________________________________________________________________
                             (Please type or print)

 Address:______________________________________________________________________

         ______________________________________________________________________
                               (include zip code)

         SIGNATURE GUARANTEE

Your signature must be guaranteed if you have filled out either the "Special Payment Instructions" box, the "Special Delivery Instructions" box or the "Guarantee of Delivery" box. The guaranty must be by an eligible institution, i.e., a member firm of a registered national securities exchange, a member of the NASD, Inc., or a commercial bank or trust company in the United States or other member of a valid signature guaranty medallion program.

Name of Guarantor: ____________________________________________________________

Signature(s) Guaranteed: ______________________________________________________

Date: ___________________, 2000

Apply Signature Medallion:

         GUARANTEE OF DELIVERY

         The undersigned, a member firm of a registered national securities exchange, a member of the NASD, Inc., a commercial bank or trust company in the United States or other member of a valid signature guaranty medallion program, hereby guarantees to deliver to the Exchange Agent either all of the certificate(s) for GSB common stock to which this election form relates, or such certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer, no later than 12:00 noon, eastern standard time, on the third trading day after the Election Deadline. If a GSB stockholder completes this guarantee of delivery, such GSB stockholder will need a signature guarantee by an eligible institution.

         The undersigned acknowledges that it must deliver the shares of GSB common stock covered by this election form to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

------------------------------------
Print Firm Name

------------------------------------
Dated

------------------------------------
Authorized Signature

------------------------------------
Certificate Number(s)

------------------------------------
Number of shares of GSB common stock

------------------------------------

------------------------------------
Address

------------------------------------
Area Code and Telephone Number

                        SECTION 2 - MISSING CERTIFICATES

         If some of your GSB stock certificates are missing, you must complete the certification below. Your signature must be notarized.

         The certificate(s) representing the following shares of GSB common stock has/have been lost, stolen, or destroyed:

------------------------------          ---------------------------------
Certificate Number                      Number of Shares

I certify the following:

(1) I have made or caused to be made a diligent search for such stock certificate(s) and have been unable to find or recover it/them. I have not sold, assigned, pledged, transferred, deposited under any agreement, or hypothecated the shares of GSB Financial Corporation common stock represented by such stock certificate(s), or any interest therein, or signed any power of attorney or other authorization respecting the same which is now outstanding and in force, or otherwise disposed of such stock certificate(s); and no person, firm, corporation, agency, or government, other than me, has or has asserted any right, title, claim, equity, or interest in, to, or respecting such shares of GSB common stock.

(2) Please issue a replacement stock certificate(s). In consideration of the issuance of a replacement certificate(s), I hereby agree to indemnify and hold harmless Berkshire Bancorp Inc. and any person, firm, or corporation now or hereafter acting as Berkshire Bancorp Inc.'s transfer agent, exchange agent, registrar, trustee, depository, redemption, fiscal, or paying agent, or in any other capacity, and also any successors in any such capacities, and their respective subsidiaries, affiliates, heirs, successors, and assigns, from and against any and all liability, loss, damage, and expense in connection with, or arising out of, their compliance with my request herein.

(3) I also agree, in consideration of compliance with the foregoing request, to surrender immediately to Berkshire Bancorp Inc. the lost stock certificate(s) should it/they hereafter come into my possession or control.

(4) I also agree to provide a lost instrument bond, if requested.


_________________________________     Date ______________________________, 2000
Signature


_________________________________     Date ______________________________, 2000
Signature

   STATE OF
                        :ss.
   COUNTY OF

         I,       , a Notary Public, do hereby certify that on the
day of 2000, personally appeared before me      , known to me to be the persons
whose name(s) is/are
subscribed to the foregoing instrument, who, being by me first duly sworn, declared that the statements contained therein are true and that he/she/they signed said instrument for the purposes, in the capacity, and for consideration therein expressed.

                       -----------------------------------

         (Notary: Please modify if necessary to conform to your state law or attach an alternative form.)

    SECTION 3 - STOCKHOLDERS WHO DO NOT HAVE TAXPAYER IDENTIFICATION NUMBERS
                    OR WHO ARE SUBJECT TO BACKUP WITHHOLDING

Please complete the appropriate section below:

FOREIGN REGISTERED HOLDERS:

Certain foreign holders are not subject to backup withholding and reporting requirements. Foreign registered holders who are exempt recipients should read and sign the following certification. In addition, to confirm that a foreign registered holder qualifies as an exempt recipient, the holder must also submit a statement to the Exchange Agent (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

I, the registered holder of the shares of GSB stock covered by this election form, certify that I am not a United States citizen or resident, or that I am signing for a foreign corporation, partnership, estate or trust.

SIGNATURE: ________________________________ DATE:__________________________


INDIVIDUALS AND ENTITIES THAT HAVE APPLIED FOR TAXPAYER IDENTIFICATION NUMBERS BUT HAVE NOT YET RECEIVED THEM:

         If you do not yet have a Taxpayer Identification Number, but you have applied for a number or you will do so in the near future, please read and sign the following certification.

I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent, 31% of all payments made pursuant to the merger shall be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

SIGNATURE: ________________________________ DATE:__________________________


INDIVIDUALS AND ENTITIES THAT ARE SUBJECT TO BACKUP WITHHOLDING.

         If you are subject to backup withholding either because the IRS has so advised you or because you do not have a Taxpayer Identification Number, sign below. The Exchange Agent will withhold 31% of all payments to be made to you and send such withheld amount to the IRS.

I certify that I am subject to backup withholding.

SIGNATURE:                                           DATE:
           ----------------------------------------       ------------------